Exhibit 99.1
                                                                    ------------


                                     AMENDED
                                     -------
                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                  UNITED STATES TRUSTEE OPERATING REQUIREMENTS
                       FOR THE PERIOD ENDING JULY 7, 2001

                       Debtor Name: Weiner's Stores, Inc.
                             Case No. 00-3955 (PJW)

As debtor in possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

         __X__    Income Statements
         __X__    Balance Sheets
         __X__    Statement of Cash Flows
         _____    Statement of Cash Receipts and Disbursements
         _____    Statement of Operations and Taxes
         _____    Statement of Changes in Depository Accounts

         and that they have been prepared in accordance with normal and customary accounting practices and fairly and accurately reflect the debtor's financial activity for the period stated.

2) That the insurance as described in Section 3 of the operating Guidelines and Reporting Requirements for Chapter 11 Cases is in effect.

3) That all postpetition taxes as described in Section 41 of the Operating Guidelines and Reporting Requirements for Chapter 11 cases are current and have been paid in the normal course of business.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

5) No assets have been sold or transferred outside the normal course of business other than asset sales or transfers approved by the Bankruptcy Court.

6) No funds have been disbursed from any account other than accounts approved by the United States Trustee Operating Requirements or the Bankruptcy Court.

7)       All postpetition tax returns have been filed on a timely basis.

The attached monthly report was prepared by Weiner's Stores, Inc. under my direction and supervision. Weiner's Stores, Inc. verifies that to the best of its knowledge the information provided herein is true and correct.

Date: 08/03/01                /s/Michael S. Marcus
      --------                --------------------
                              Debtor-In-Possession


                       VP & Chief Financial Officer          713 688 1331
                       ----------------------------       ------------------
                                   Title                     Phone Number

                              WEINER'S STORES, INC.
                             STATEMENT OF OPERATIONS
              FOR THE MONTH AND YEARS ENDED JUNE 2001 AND JUNE 2000
                                   (Unaudited)
($ in 000's)

                                                               MONTH                                   YEAR TO DATE
                                            -------------------------------------------    --------------------------------------
                                                June 01                    June 00           YTD 2001                 YTD 2000
                                                Actual                      Actual            Actual                   Actual
                                            ----------------            ---------------    -------------            -------------
Number of Stores                                     94                        139               94                     139
Revenues                                    $        17,324             $       23,240     $     79,532             $    109,456
Gross Margin                                          4,472                      7,438           25,730                   38,131
        Gross Margin Percent                          25.8%                      32.0%            32.4%                    34.8%

Operating Expenses                                    7,573                      8,956           28,954                   38,440
                                            ----------------            ---------------    -------------            -------------
EBITDA                                               (3,101)                    (1,518)          (3,224)                    (309)
Depreciation & Amortization                             328                        381            1,630                    1,836
                                            ----------------            ---------------    -------------            -------------
Income from Operations                               (3,429)                    (1,899)          (4,854)                  (2,145)
Interest Expense                                        189                        205              818                      767
Income Taxes                                              -                          -                -                        -
Store Closing Costs                                  20,764                          -           20,764
Reorganization Expense                               11,260                          -           12,553                        -
                                            ----------------            ---------------    -------------            -------------
Income before Cumulative Effect Adjustment  $       (35,642)            $       (2,104)    $    (38,989)            $     (2,912)
                                            ----------------            ---------------    -------------            -------------
Cumulative Effect Adjustment, Net of Tax                  -                          -                -                      294
                                            ----------------            ---------------    -------------            -------------
Net Income/(Loss)                           $       (35,642)            $       (2,104)    $    (38,989)            $     (3,206)
                                            ================            ===============    =============            =============

                                WEINER'S STORES, INC.
                                   BALANCE SHEETS
                               JUNE 2001 AND JUNE 2000
($ in 000's)

                                         (Unaudited)                     (Unaudited)
                                           June 2001     January 2001     June 2000
                                            ACTUAL          ACTUAL          ACTUAL
                                         -------------  ---------------- -------------
ASSETS
   Current Assets
       Cash and Cash Equivalents               $5,899            $5,607        $4,410
       Assets Held for Sale                    36,833                 -             -
       Merchandise Inventories, net                 -            50,822        60,665
       Other Current Assets                     2,886             4,299         4,959
                                         -------------  ---------------- -------------
           Total Current Assets                45,618            60,728        70,034

   Net PP & E                                   6,944            20,409        22,735
   Excess Reorganization Value, net                 -                 -         3,490
                                         -------------  ---------------- -------------

TOTAL ASSETS                                  $52,562           $81,137       $96,259
                                         =============  ================ =============


LIABILITIES AND EQUITY
   Current Liabilities
       Accounts Payable                        $6,588           $10,232       $17,005
       Pre-petition working capital facility        -                 -             -
       Accrued Expense/Other                    9,285             6,383        10,219
       Short Term Debt                              -                 -             -
                                         -------------  ---------------- -------------
           Total Current Liabilities           15,873            16,615        27,224

   Long Term Debt                                   -                 -        22,000
   Debtor-in-possession credit facility        21,487            20,694             -
   Deferred Taxes & Other Liabilities             397               397           397
   Liabilities Subject to Settlement           35,682            25,320             -

   Stockholder's Equity                       (20,878)           18,111        46,638
                                         -------------  ---------------- -------------

TOTAL LIABILITIES & EQUITY                    $52,561           $81,137       $96,259
                                         =============  ================ =============

                              WEINER'S STORES, INC.
                            STATEMENTS OF CASH FLOWS
                  FOR THE MONTHS ENDED JUNE 2001 AND JUNE 2000
                                   (Unaudited)

($ in 000's)

                                                                                 JUNE                          JUNE
                                                                                2001                          2000
                                                                        ---------------------         ---------------------

Cash Flows From Operating Activities:
   Net income                                                           $           (38,989)          $             (3,206)

   Noncash adjustments to net income:
      Depreciation and amortization                                                    1,630                         1,836
      Reorganization expense                                                          12,553                             0
      Store closing expense                                                            9,667                             0
      Loss on disposition of assets                                                   11,907                             2
      Write-off Excess Reorgan.                                                            0                             0
      Change in non-cash reserves                                                        (69)                         (975)
      Net change in current assets and liabilities                                     2,869                        (5,179)
                                                                        ---------------------         ---------------------
                           Total adjustments                                          38,557                        (4,316)

                Net cash (used in) provided by operating activities                     (432)                       (7,522)
                                                                        ---------------------------------------------------

Cash Flows From Investing Activities:
   Capital expenditures                                                                  (71)                       (3,405)
   Proceeds on disposition of assets                                                       0                             0
                                                                        ---------------------         ---------------------

Net cash used in investing activities                                                    (71)                       (3,405)
                                                                        ---------------------         ---------------------

Cash Flows From Financing Activities:
   Proceeds from Debtor-in-Possession Credit Facility                                    794                             0
   Proceeds from Pre-Petition working Capital Facility                                     0                        12,000
                                                                        ---------------------         ---------------------

Net cash provided by (used in) financing activities                                      794                        12,000
                                                                        ---------------------         ---------------------

Net (Decrease) Increase In Cash                                                          291                         1,073

Cash, beginning of year                                                                5,607                         3,336

                                                                        ---------------------         ---------------------
Cash, end of year                                                       $              5,898          $              4,409
                                                                        =====================         =====================
